AstraZeneca PLC ADRhedgedTM (AZNH)
Listed on NYSE Arca

Supplement dated January 30, 2026
to the Prospectus and Statement of Additional Information
dated April 30, 2025, as amended from time to time

IMPORTANT NOTICE TO SHAREHOLDERS

This Prospectus Supplement is being filed to notify shareholders of the AstraZeneca PLC ADRhedgedTM (the “Series”) of material changes affecting the Series, including the termination of the American Depositary Receipt (“ADR”) program for AstraZeneca PLC, the immediate cessation of creation and redemption activity, the approval of a plan of dissolution, and the anticipated liquidation and cash distribution of Series assets.

Termination of AstraZeneca PLC ADR Program

AstraZeneca PLC has announced that it is terminating its ADR program in connection with the implementation of a harmonized global listing structure and the direct listing of its ordinary shares on the New York Stock Exchange, which is expected to become effective on or about February 2, 2026. As a result, all outstanding AstraZeneca PLC ADRs will be mandatorily cancelled and converted into ordinary shares at or around that date.

Cessation of Fund Operations and Plan of Dissolution

Due to the termination of the ADR program and the resulting inability of the Series to continue operating in accordance with its investment strategy, the Board of Trustees of Precidian ETFs Trust (the “Trust”) has approved a plan of dissolution (the “Plan of Dissolution”) for the Series.

Effective as of the date of this Supplement, the Series has ceased accepting creation and redemption orders. The Series will no longer engage in normal investment operations and will thereafter engage solely in activities necessary to wind up its affairs and dissolve in an orderly manner.

Conversion of ADRs and Distributions to Shareholders

In connection with the implementation of the Plan of Dissolution:

The Series’ holdings of AstraZeneca PLC ADRs will be mandatorily cancelled and converted into AstraZeneca PLC ordinary shares in accordance with the terms of the ADR program.

Following such conversion, the Series expects to liquidate the AstraZeneca PLC ordinary shares and distribute the proceeds in cash to shareholders as described below, subject to operational, market, and regulatory considerations.

The mandatory cancellation of the AstraZeneca PLC ADRs occurred on January 27, 2026. Following such cancellation, the Series will receive AstraZeneca PLC ordinary shares, which the Series expects to liquidate shortly thereafter. The Series expects to make final cash distributions to shareholders on or about February 17, 2026, subject to the completion of administrative and operational processes. The Series expects that its shares will cease trading on NYSE Arca on or about January 30, 2026.

The Series may retain or distribute cash as necessary to satisfy outstanding liabilities and obligations.

Upon completion of the liquidation and cash distributions, all outstanding shares of the Series will be cancelled.

Expenses and Tax Considerations

Precidian Funds LLC, the Series’ investment adviser, has agreed to bear the costs associated with the dissolution of the Series, including expenses related to the conversion of ADRs, liquidation of portfolio holdings, and winding down of the Series. Accordingly, such closing costs are not expected to be borne by the Series.

Shareholders are likely to experience taxable events as a result of the liquidation and cash distributions and should consult their own tax advisers regarding the federal, state, local, and foreign tax consequences of the Series’ dissolution.

Additional Information

Additional information regarding the Plan of Dissolution, including important dates, will be provided as appropriate. This Prospectus Supplement should be read in conjunction with the Series’ Prospectus and Statement of Additional Information.
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If you have questions or need assistance, please contact your financial advisor directly or the Series toll-free at 844-954-5333.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information has been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 844-954-5333.